UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

U.S. CONCRETE, INC.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 16, 2019, for U.S. Concrete, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/USCR. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation. If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before May meeting, 6, 2019. please make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/USCR Proxy Materials Available to View or Receive: 1. Proxy Statement    2. Annual Report Printed materials may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/USCR (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.    ACCOUNT NO. SHARES U.S. Concrete, Inc. Notice of Annual Meeting Date: Thursday, May 16, 2019 Time: 8:00 A.M. (Eastern Daylight Time) Place: Newark Liberty International Airport Marriott 1 Hotel Road Newark, New Jersey 07114 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” each of the nominees listed below. 1. Election of Directors Nominees 01 William J. Sandbrook 03 Michael D. Lundin 05 Colin M. Sutherland 07 Susan M. Ball    02 Kurt M. Cellar 04 Robert M. Rayner 06 Theodore P. Rossi The Board of Directors recommends that you vote “FOR” the following. 2. Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. 3. Proposal 3 — Cast a non-binding, advisory vote on the compensation of the Company’s named executive officers as disclosed in these materials. The Board of Directors recommends that you vote “1 YEAR” on the following. 4. Proposal 4 — Cast a non-binding, advisory vote on the frequency of the advisory vote on executive compensation. The Board of Directors recommends that you vote “FOR” the following. 5. Proposal 5 — Approval of the Amendment to the U.S. Concrete, Inc. Long Term Incentive Plan.